UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 21, 2008
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 21, 2008, Rosetta Resources Inc. (the “Company”) entered into a general release agreement (the “Release Agreement”) with John M. Thibeaux, the Company’s Vice President of its Southern Division.  The Release Agreement ends  Thibeaux’s employment with the Company and terminates his Employment Agreement with the Company.  It is anticipated that Mr. Thibeaux will be a named executive officer of the Company for SEC reporting purposes for 2007.

The Release Agreement includes the following terms:

•
Mr. Thibeaux’s immediate termination as the Vice President, Southern Division, and effective February 21, 2008, his resignation from all other positions which Mr. Thibeaux holds or occupies with any of the Company’s subsidiaries or affiliates;

•	Payment by the Company to Mr. Thibeaux in accordance with his Amended and Restated Employment Agreement with the Company;

•
Agreement by Mr. Thibeaux to release the Company from any claims he may have against the Company or its affiliates, including claims relating to his employment with the Company and his resignation as more fully set for the in the Release Agreement; and

•
Agreement by Mr. Thibeaux that certain provisions of the Employment Agreement survive termination, including those regarding the proprietary nature of the Company’s confidential information and intellectual property, the non-disparagement of the Company, and the non-solicitation of the Company’s employees.

This description is qualified in full by the Release Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 21, 2008, the employment of Mr. John M. Thibeaux, Vice President, Southern Division of the Company terminated.  The effective date of the termination of Mr. Thibeaux’s employment with the Company is February 21, 2008.  It is anticipated that Mr. Thibeaux will be a named executive officer for SEC reporting purposes for 2007.

(a)(c) and (d) are not applicable

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Company transactions:
None
(d) Exhibits

10.1	Release Agreement, dated February 21, 2008, between Rosetta Resources Inc. and John M. Thibeaux.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2008	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Release Agreement, dated February 21, 2008, between Rosetta Resources Inc. and John M. Thibeaux.